UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 9, 2015

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

METALDYNE PERFORMANCE GROUP INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-36774	47-1420222

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

One Towne Square, Suite 550 Southfield, MI	48076

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(248)-727-1800

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2015, Metaldyne Performance Group Inc. (the “Company”) announced that Thomas Amato, Co-President of the Company and President and CEO of Metaldyne, LLC, is terminating his employment effective at the end of 2015. Material terms of Mr. Amato’s separation with the Company will be disclosed in an amended 8-K filing once they are final.

Upon Mr. Amato’s departure, Douglas Grimm will become the Company’s President and Chief Operating Officer, with responsibilities for all operating activities of the Company. Mr. Grimm has served as Co-President of the Company since August 2014 and as President and CEO of the Company’s Grede segment since 2010.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release of Metaldyne Performance Group Inc. dated December 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METALDYNE PERFORMANCE GROUP INC.

By:	/s/ Mark Blaufuss
Mark Blaufuss
Chief Financial Officer

Date: December 9, 2015

EXHIBIT INDEX

Exhibit 99.1 Press Release of Metaldyne Performance Group Inc. dated December 9, 2015